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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-14382 of Rohr, Inc. on Form S-8 of our report dated November 3, 1995, appearing in this Annual Report on Form 11-K of Rohr, Inc. Savings Plan for Employees Covered By Collective Bargaining Agreements for the year ended July 31, 1995.



San Diego, California
January 18, 1995